A-7



                                                             Execution Copy


















                                  WARRANT AGREEMENT


                               Dated as of May 6, 1994

                                    by and between

                                    SHOWBOAT, INC.

                                         and

                               DLJ BRIDGE FINANCE, INC.
















                                         A-8
                                   WARRANT AGREEMENT

                                  TABLE OF CONTENTS

                                                                       Page
            SECTION 1.  Warrant Certificates............................1

            SECTION 2.  Execution of Warrant Certificates...............1

            SECTION 3.  Registration....................................2

            SECTION 4.  Registration of Transfers and Exchanges.........2

            SECTION 5.  Terms of Warrants; Exercise of Warrants.........3

            SECTION 6.  Payment of Taxes................................4

            SECTION 7.  Mutilated or Missing Warrant Certificates.......4

            SECTION 8.  Reservation of Warrant Shares...................5

            SECTION 9.  Obtaining Stock Exchange Listings...............5

            SECTION 10.  Adjustment of Exercise Price and
                         Number of Warrant Shares Issuable..............  5

                 (a)     ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.........5
                 (b)     ADJUSTMENT FOR RIGHTS ISSUE....................6
                 (c)     ADJUSTMENT FOR OTHER DISTRIBUTIONS.............7
                 (d)     ADJUSTMENT FOR COMMON STOCK ISSUE..............7
                 (e)     ADJUSTMENT FOR CONVERTIBLE SECURITIES ISSUE....9
                 (f)     CURRENT MARKET PRICE...........................10
                 (g)     CONSIDERATION RECEIVED.........................10
                 (h)     WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED.....11
                 (i)     WHEN NO ADJUSTMENT REQUIRED....................11
                 (j)     NOTICE OF ADJUSTMENT...........................11
                 (k)     VOLUNTARY REDUCTION............................11
                 (l)     NOTICE OF CERTAIN TRANSACTIONS.................12
                 (m)     REORGANIZATION OF SHOWBOAT.....................12
                 (n)     SHOWBOAT DETERMINATION FINAL...................12
                 (o)     WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED.......12
                 (p)     ADJUSTMENT IN NUMBER OF SHARES.................13
                 (q)     FORM OF WARRANTS...............................13

            SECTION 11.  Fractional Interests...........................13

            SECTION 12.  Notices to Warrant Holders.....................13

            SECTION 13.  Registration...................................15

            SECTION 14.  Regulatory Redemption of Warrants..............24

            SECTION 15.  Representations and Warranties of Showboat.....25

            SECTION 16.  Notices to Showboat and Warrant Holder.........26

            SECTION 17.  Supplements and Amendments.....................27

            SECTION 18.  Successors.....................................27

            SECTION 19.  Termination....................................27

            SECTION 20.  Governing Law..................................27

            SECTION 21.  Benefits of This Agreement.....................27

            SECTION 22.  Counterparts...................................27

            EXHIBIT A

            EXHIBIT B

            *This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.


                                         A-9
                         WARRANT AGREEMENT (the  "Agreement")  dated  as of
            May 6, 1994 between Showboat, Inc., a Nevada corporation ("Showboat"), and DLJ Bridge Finance, Inc., a Delaware corporation ("DLJ Bridge"). (DLJ Bridge and any subsequent assignee or transferee of any or all of the Warrants is sometimes referred to herein as the Warrant holder(s).)

                         WHEREAS, Showboat has executed a commitment letter
            along with an attached Summary of Terms and Conditions (the "Bridge Commitment Letter") dated as of April 20, 1994 with DLJ Bridge whereby DLJ Bridge has committed to purchase, subject expressly to the execution of certain definitive documentation satisfactory to DLJ Bridge, up to $60,000,000 in aggregate amount of senior increasing rate preferred stock (the "Senior Bridge Preferred") to be issued by Showboat for purposes of financing in part the development of the exclusive casino gaming establishment to be located in Sydney, Australia (the "Sydney Casino") by Sydney Harbor Casino Holdings Limited ("SHCL"), an Australian Corporation owned collectively by Showboat Australia Pty Limited, a wholly-owned Australian subsidiary of Showboat, Leighton Properties Pty Limited, an
            Australian subsidiary of Leighton Holdings Limited, an Australian corporation, and certain institutional investors.

                         WHEREAS,  Showboat  has  agreed,  pursuant  to the
            Bridge Commitment Letter, that upon the granting of preferred applicant status to develop the Sydney Casino to SHCL or any of Showboat's other affiliates by the Casino Control Authority of New South Wales, Australia, Showboat will issue to DLJ Bridge common stock purchase warrants, as hereinafter described (the "Warrants") to purchase 150,000 shares of common stock, par value $1.00 per share (the "Common Stock") of Showboat (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), at an exercise price per share equal to the lesser of (i) $15.50 (which was the closing share price of the Company's common stock on the New York Stock Exchange on the date of the Bridge Commitment Letter) or (ii) the exercise price of the Takedown Warrants (as defined in the Bridge Commitment Letter) (the "Exercise Price"), and such preferred applicant status was granted to Showboat on May 6, 1994;

                         NOW,  THEREFORE,  in consideration of the premises
            and the mutual agreements herein set forth, the parties hereto agree as follows:

                         SECTION 1. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto. With respect to any Warrant Shares issued upon the exercise of such Warrants, such Warrant Certificates and certificates representing such Warrant Shares shall bear the legend set forth in Exhibit B attached hereto.

                         SECTION 2. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of Showboat by its Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or President and Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or President and Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose Showboat may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President and Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office. The seal of Showboat may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                         In  case  any  officer  of Showboat who shall have
            signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by Showboat, such Warrant Certificates nevertheless may be disposed of as though such person had not ceased to be such officer of Showboat; and any Warrant Certificate may be signed on behalf of Showboat by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of Showboat to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer. Warrant Certificates shall be dated the date of signature by an officer of Showboat.

                         SECTION 3. Registration. Showboat shall number and register the Warrant Certificates in a register as they are issued. Showboat may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary, except as provided in
            Section 4 hereof.

                         Showboat  shall,  upon written instructions of its
            Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, or President and Secretary or Assistant Secretary, initially sign and deliver Warrants entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the second recital hereof and shall sign and deliver Warrants as otherwise provided in this Agreement.

                         SECTION   4.  Registration   of   Transfers    and
            Exchanges. Showboat shall from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by it for that purpose, upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to Showboat, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by Showboat. Cancelled Warrant Certificates shall thereafter be disposed of by Showboat in accordance with applicable law.

                         The  Warrant  holders  agree  that  prior  to  any
            proposed transfer of the Warrants or of the Warrant Shares, if such transfer is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), or an opinion of counsel, reasonably satisfactory in form and substance to Showboat, that the Warrants or Warrant Shares may be sold publicly without registration under the Act, the Warrant holder will deliver to Showboat:

                         (1)    an    investment    covenant     reasonably
                 satisfactory   to   Showboat   signed   by   the  proposed
                 transferee;

                         (2) an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrants or the Warrant Shares;

                         (3) an agreement by such transferee that Showboat may place a notation in the stock books of Showboat or a "stop transfer order" with any transfer agent or registrar with respect to the Warrant Shares;

                         (4) an agreement by such transferee to be bound by the provisions of this Section 4 relating to the transfer of such Warrants or Warrant Shares; and

                         (5) an opinion of counsel that such transfer is being made pursuant to an exemption from the Act.

                         Notwithstanding  the  foregoing   paragraph,   DLJ
            Bridge may transfer any Warrants to (i) one or more affiliates (as that term is defined in the Act) of DLJ Bridge, (ii) any managing director, general partner, director, individual limited partner, officer or employee of Donaldson, Lufkin & Jenrette, Inc. or any of their affiliates (collectively, the "DLJ Associates"), (iii) the heirs, executors, administrators, testamentary trustees, legatees, custodians or beneficiaries of any DLJ Associates and (iv) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general or limited partners of which, include only the DLJ Associates, their spouses or their lineal descendants.

                         The  Warrant holders agree that  each  certificate
            representing Warrant Shares will bear the legend set forth in Exhibit B. Additional legends may be added as required by Nevada and New Jersey gaming authorities or other gaming authorities having jurisdiction over the Company.

                         Warrant  Certificates  may  be  exchanged  at  the
            option of the holder(s) thereof, when surrendered to Showboat at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be cancelled by Showboat. Such cancelled Warrant certificates shall then be disposed of by Showboat in accordance with applicable law.

                         No service charge shall  be  made for any transfer
            or exchange of Warrant Certificates or any issuance of Warrant Certificates, but Showboat may require payment of a sum sufficient to cover any stamp or other governmental charge or tax that may be imposed in connection with any such transfer or exchange.

                         SECTION 5. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing at the opening of business on May 6, 1994 and until 5:00 p.m., New York City time on May 6, 1999, to receive from Showboat the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. In the alternative, each Warrant holder may exercise its right, during the Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the Warrant holder receives that number of Warrant Shares otherwise issuable (or payable) upon exercise of its Warrants less that number of Warrant Shares having an aggregate Quoted Price (as defined in Section 10(f) hereof) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the holder of the Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York City time, on May 6, 1999 shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. Except as provided in
            Section 10 hereof, no adjustments will be made upon exercise of the Warrants with respect to any dividends declared as of any record date prior to the exercise of the Warrants.

                         A  Warrant  may  be exercised  upon  surrender  to
            Showboat at its office designated for such purpose of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc. and upon payment to Showboat of the Exercise Price, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or (ii) by certified or official bank check payable to the order of Showboat or (iii) through the surrender of debt or preferred equity securities of Showboat having a principal amount or liquidation preference, as the case may be, equal to the aggregate Exercise Price to be paid (Showboat will pay the accrued interest or dividends on such surrendered debt or preferred equity securities in cash at the time of surrender notwithstanding the stated terms thereof).

                         Subject  to  the  provisions  of Section 6 hereof,
            upon such surrender of Warrants and payment of the Exercise Price, Showboat shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 11 hereof; PROVIDED, HOWEVER, that if any consolidation, merger or lease or sale of assets is proposed to be effected by Showboat as described in subsection
            (m) of Section 10 hereof, or a tender offer or an exchange offer for shares of Common Stock of Showboat shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, Showboat shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in
            Section 11 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price. No fractional shares shall be issued upon exercise of any Warrants in accordance with Section 11 hereof.

                         The Warrants shall be exercisable, at the election
            of the holders thereof, either in full or from time to time in part (in whole shares) and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered in accordance with the terms of this Agreement.

                         All Warrant Certificates surrendered upon exercise
            of Warrants shall be cancelled by Showboat and disposed of in accordance with applicable law.

                         SECTION 6. Payment of Taxes. Showboat will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; PROVIDED, HOWEVER, that Showboat shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and Showboat shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to Showboat the amount of such tax or shall have established to the satisfaction of Showboat that such tax has been paid.

                         SECTION   7.  Mutilated    or    Missing   Warrant
            Certificates. If any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, Showboat may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to Showboat of such loss, theft or destruction of such Warrant Certificate and indemnity therefor, if requested, also satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as Showboat may prescribe.

                         SECTION 8. Reservation of Warrant Shares. Showboat will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                         Showboat  or, if appointed, the transfer agent for
            the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of Showboat's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. Showboat will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of Showboat's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. Showboat will furnish such
            Transfer  Agent  a  copy of  all  notices  of  adjustments  and certificates related thereto, transmitted to each holder pursuant to Section 16 hereof.

                         Before taking  any  action  which  would  cause an
            adjustment pursuant to Section 10 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, Showboat will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by Showboat), be necessary in order that Showboat may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                         Showboat  covenants  that all Warrant Shares which
            may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                         SECTION 9. Obtaining Stock Exchange Listings. Showboat will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

                         SECTION 10. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 10. For purposes of this Section 10, "Common Stock" means shares now or hereafter authorized of any class of common stock of Showboat and any other stock of Showboat, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of Showboat without limit as to per share amount.

                         (a)    ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.

                         If Showboat:

                           (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                           (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                           (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                           (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                           (5) issues by reclassification of its Common Stock any shares of its capital stock;

            then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of Showboat which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

                         The  adjustment shall become effective immediately
            after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                         If after an adjustment a holder of a Warrant  upon
            exercise of such Warrant may receive shares of two or more classes of capital stock of Showboat, the allocation of the adjusted Exercise Price between the classes of capital stock shall be determined pro rata among such classes in accordance with the fair market value of the respective classes as determined in reasonable good faith by the board of directors of Showboat. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 10.

                         Such  adjustment   shall   be   made  successively
            whenever any event listed above shall occur.

                         (b)    ADJUSTMENT FOR RIGHTS ISSUE.

                         If  Showboat  distributes any rights,  options  or
            warrants to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:


                                                O  + N x P
                                                ___________
                                   E' =  E  x          M
                                                ___________
                                                  O  + N

             where:

              E' = the adjusted Exercise Price.

              E  = the current Exercise Price.

              O  = the  number of shares of Common Stock outstanding on the record date.

              N  = the number of additional shares of Common Stock offered.

              P  = the offering price per share of the additional shares.

              M  = the current  market  price  per share of Common Stock on the record date.

                  The  adjustment shall be made successively  whenever  any
            such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

                  (c) ADJUSTMENT FOR OTHER DISTRIBUTIONS.

                  If  Showboat  distributes  to  all  holders of its Common
            Stock any of its assets (including but not limited to cash), debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities of Showboat, the Exercise Price shall be adjusted in accordance with the formula:


                                 E' = E  x  M - F
                                            ______
                                               M
            where:

               E' = the adjusted Exercise Price.

               E  = the current Exercise Price.

               M  = the current market price per share of Common  Stock  on the record date mentioned below.

               F  = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

                  The  adjustment shall be made successively  whenever  any
            such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                  This subsection (c)  does not apply to rights, options or
            warrants referred to in subsection (b) of this Section 10. This subsection (c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of Showboat prepared in accordance with generally accepted accounting principles other than any Extraordinary Cash Dividend (as defined below). An "Extraordinary Cash Dividend" shall be that portion, if any, of the aggregate amount of all cash dividends paid in any fiscal year which exceeds Showboat's net income for such fiscal year. In all cases, Showboat shall give the Warrant holders at least 30 days notice of a record date for any dividend payment on the Common Shares.

                  (d) ADJUSTMENT FOR COMMON STOCK ISSUE.

                  If   Showboat   issues  shares  of  Common  Stock  for  a
            consideration per share less than the current market price per share on the date Showboat fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                             P
                                            ______
                                 E' = E  x  O + M
                                            ______
                                              A

            where:

               E' = the adjusted Exercise Price.

               E  = the then current Exercise Price.

               O  = the number of shares outstanding  immediately  prior to the issuance of such additional shares.

               P  = the  aggregate  consideration received for the issuance of such additional shares.

               M  = the current market  price  per  share  on  the  date of issuance of such additional shares.

               A  = the number of shares outstanding immediately after  the issuance of such additional shares.

                  The  adjustment  shall  be made successively whenever any
            such issuance is made, and shall become effective immediately after such issuance.

                  This subsection (d) does not apply to:

                      (1) any of the transactions described  in subsections
              (b), (c) or (e) of this Section 10 or any shares of Common Stock issuable pursuant to an option, right, warrant or security described thereunder,

                      (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

                      (3) Common Stock issued to Showboat's employees under
              bona fide employee benefit plans or stock option plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, and Common Stock issued to the non-employee directors of Showboat upon the exercise of options granted to such persons, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Agreement shall not exceed 20% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder),

                      (4) Common Stock issuable upon the exercise of rights
              or warrants issued to the holders of Common Stock,

                      (5) Common Stock issued to shareholders of any person
              which merges into Showboat in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

                      (6) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting, or

                      (7) Common Stock issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors and described in a Board resolution which shall be provided to the Warrant holder(s), shall exceed 20%).

                  (e) ADJUSTMENT FOR CONVERTIBLE SECURITIES ISSUE.

                  If  Showboat issues any securities, options  or  warrants
            convertible into, exchangeable for or exercisable for Common Stock ("Convertible Securities") (other than securities issued in transactions described in subsections (b) and (c) of this
            Section 10) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                                P
                                               ___
                                 E' = E  x  O + M
                                            ______
                                            O + D

            where:

               E' = the adjusted Exercise Price.

               E  = the then current Exercise Price.

               O  = the  number of shares outstanding immediately prior  to the issuance of such Convertible Securities.

               P  = the aggregate  consideration  received for the issuance of such Convertible Securities.

               M  = the  current  market price per share  on  the  date  of issuance of such Convertible Securities.
               D  = the  maximum  number   of   shares   deliverable   upon
                    conversion or in exchange for such Convertible Securities at the initial conversion or exchange rate.

                  The adjustment shall be made  successively  whenever  any
            such issuance is made, and shall become effective immediately after such issuance.

                  If all of the Common Stock deliverable upon conversion or
            exchange of such Convertible Securities has not been issued when such Convertible Securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such Convertible Securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such Convertible Securities.

                  This subsection (e) does not apply to:

                      (1) Convertible  Securities issued to shareholders of
              any person which merges into Showboat, or with a subsidiary of Showboat, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

                      (2) Convertible  Securities  issued  in  a  bona fide
              public offering pursuant to a firm commitment underwriting, or

                      (3) Convertible  Securities  issued  in  a  bona fide
              private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors and described in a Board resolution which shall be filed with the Trustee, shall exceed 20% of the then current market price).

                  (f) CURRENT MARKET PRICE.

                  In subsections (b), (c), (d) and (e) of  this  Section 10
            the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the New York Stock Exchange, or if the Common Stock is listed on another securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or as reported by NASDAQ, National Market System, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of Showboat shall determine the current market price on the basis of such quotations as it in reasonable good faith considers appropriate.

                  (g) CONSIDERATION RECEIVED.

                  For purposes of any  computation respecting consideration
            received pursuant to subsections (d) and (e) of this Section 10, the following shall apply:

                      (1) in the case of the issuance of  shares  of Common
              Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by Showboat for any underwriting of the issue or otherwise in connection therewith;

                      (2) in the case of the issuance of  shares  of Common
              Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be provided to the Warrant holder(s); and

                      (3) in  the  case   of  the  issuance  of  securities
              convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by Showboat for the issuance of such securities plus the additional minimum consideration, if any, to be received by Showboat upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

                  (h) WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED.

                  No adjustment in the Exercise  Price  need be made unless
            the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

                  All  calculations  under this Section 10 shall be made to
            the nearest cent or to the nearest 1/100th of a share, as the case may be.

                  (i) WHEN NO ADJUSTMENT REQUIRED.

                  No adjustment need be made for a  transaction referred to
            in subsections (a), (b), (c), (d) or (e) of this Section 10 if Warrant holders agree to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

                  No adjustment need be made  for rights to purchase Common
            Stock pursuant to a Showboat plan for reinvestment of dividends or interest.

                  No adjustment need be made for  a change in the par value
            or no par value of the Common Stock.

                  To the extent the Warrants become  convertible into cash,
            no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

                  (j) NOTICE OF ADJUSTMENT.

                  Whenever the Exercise Price is adjusted,  Showboat  shall
            provide the notices required by Section 16 hereof.

                  (k) VOLUNTARY REDUCTION.

                  Showboat  from time to time may reduce the Exercise Price
            by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; PROVIDED, HOWEVER, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

                  Whenever  the Exercise Price is reduced,  Showboat  shall
            mail to Warrant holders a notice of the reduction. Showboat shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

                  A reduction of the Exercise  Price  does  not  change  or
            adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c), (d) and (e) of this Section 10.

                  (l) NOTICE OF CERTAIN TRANSACTIONS.

                  If:

                      (1) Showboat  takes  any action that would require an
              adjustment in the Exercise Price pursuant to subsections (a),
              (b), (c), (d) or (e) of this Section 10 and if Showboat does not arrange for Warrant holders to participate pursuant to subsection (i) of this Section 10;

                      (2) Showboat  takes  any  action that would require a
              supplemental Warrant Agreement pursuant to subsection (m) of this Section 10; or

                      (3) there   is   a  liquidation  or  dissolution   of
              Showboat,

            Showboat shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. Showboat shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

                  (m) REORGANIZATION OF SHOWBOAT.

                  If  Showboat  consolidates  or  merges  with  or into, or
            transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the
            Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than Showboat, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 10. The successor shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

                  If the issuer of securities deliverable upon exercise  of
            Warrants   under  the  supplemental  Warrant  Agreement  is  an
            affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

                  If this  subsection  (m)  applies,  subsections (a), (b),
            (c), (d) and (e) of this Section 10 do not apply.

                  (n) SHOWBOAT DETERMINATION FINAL.

                  Any determination that Showboat or the Board of Directors
            must make pursuant to subsection (a), (c), (d), (e), (f), (g) or (i) of this Section 10 is conclusive.

                  (o) WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED.

                  In  any case in which this Section 10 shall require  that
            an adjustment in the Exercise Price be made effective as of a record date for a specified event, Showboat may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of Showboat, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of Showboat, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to
            Section 11 hereof; PROVIDED, HOWEVER, that Showboat shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                  (p) ADJUSTMENT IN NUMBER OF SHARES.

                  Upon each  adjustment  of  the Exercise Price pursuant to
            this Section 10, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                        N'= N  x   E
                                                   ___
                                                   E'

            where:

               N' = the  adjusted  number  of Warrant Shares issuable  upon exercise of a Warrant by payment of the adjusted Exercise Price.

               N  = the number of Warrant  Shares  previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

               E' = the adjusted Exercise Price (prior  to  rounding to the nearest cent as provided in the second paragraph of subsection (h)).

               E  = the Exercise Price prior to adjustment.

                  (q) FORM OF WARRANTS.

                  Irrespective of any adjustments  in the Exercise Price or
            the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                  SECTION 11. Fractional Interests. Showboat shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), Showboat shall pay to the Warrant holder an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

                  SECTION 12. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 10 hereof, Showboat shall promptly thereafter (i) cause to be filed with Showboat a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of Showboat (who may be the regular auditors of
            Showboat) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.

                  In case:

                  (a) Showboat  shall authorize the issuance to all holders
            of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                  (b) Showboat shall  authorize  the  distribution  to  all
            holders   of  shares  of  Common  Stock  of  evidences  of  its
            indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 10 hereof); or

                  (c) of any consolidation or merger to which Showboat is a
            party and for which approval of any shareholders of Showboat is required, or of the conveyance or transfer of the properties and assets of Showboat substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                  (d) of   the   voluntary   or   involuntary  dissolution,
            liquidation or winding up of Showboat; or

                  (e) Showboat  proposes  to take any  action  (other  than
            actions of the character described in Section 10(a)) which would require an adjustment of the Exercise Price pursuant to
            Section 10;

            then Showboat shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
            Section 12 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

                  Nothing  contained  in  this Agreement or in any  of  the
            Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of Showboat or any other matter, or any rights whatsoever as shareholders of Showboat.

                  SECTION 13.  Registration.

                  (a) SHELF REGISTRATION OF WARRANTS  AND  WARRANT  SHARES.
            Showboat shall cause to be filed pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), a shelf registration statement on Form S-3 (the "Warrant Shelf Registration Statement") covering the issuance of the Warrant Shares and any resale of the Warrants and Warrant Shares (the Warrants and Warrant Shares included in the Warrant Shelf Registration Statement, and any shares registered pursuant to any Piggy-Back Registration ((as defined below)), shall collectively be referred to herein as the "Registered
            Securities") and shall use its best efforts to cause such Warrant Shelf Registration Statement to become effective within 30 days of the execution of this Agreement. Showboat shall use its best efforts to keep such Warrant Shelf Registration Statement continuously effective until 30 days after the expiration of the Warrants.

                  (b)  PIGGY-BACK REGISTRATION.

                  (i) If Showboat proposes to file a registration statement
            under the Securities Act with respect to an offering by Showboat for its own account or for the account of any of its security holders of any class of equity security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), any shelf registration, or offering of securities solely to Showboat's existing security holders, and other than the offering of 3,100,000 shares of Common Stock contemplated by the Registration Statement filed on form S-3 with the Commission on June 28, 1994), then the Company shall give written notice of such proposed filing to the holders of the Warrants as soon as practicable (but in no event less than ten days before the anticipated filing date), and such notice shall offer such holders the opportunity to register such amount of Registered Securities as each such holder may request (a "Piggy-Back Registration") (For purposes of this agreement, the Warrant Shelf Registration Statement and any registration statement pursuant to which shares in any Piggy-Back Registration are registered, shall be collectively referred to herein as a "Registration Statement.");

                  (ii) Showboat shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registered Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of Showboat or of such other security holders included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the holders of such Registered Securities that either (i) the kind or combination of securities which the holders, Showboat and any other persons or entities intend to include in such offering or (ii) the size of the offering which the holders, Showboat and such other persons or entities intend to make, are such that the success of the offering would be materially and adversely affected by inclusion of the Registered Securities requested to be included, then (a) in the event that the size of the offering is the basis of such managing underwriter's or underwriters' opinion, the amount of securities to be offered for the accounts of holders of the Warrant shall be reduced pro rata (according to the Registered Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided that if securities are being offered for the account of other persons or entities as well as Showboat, then with respect to the Registered Securities intended to be offered by holders, the proportion by which the amount of such class of securities intended to be offered by holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons or entities is reduced; and (b) in the event that the kind (or combination) of securities to be offered is the basis of such managing underwriter's or underwriters' opinion, (x) the Registered Securities to be included in such offering shall be reduced as described in clause (a) above (subject to the proviso in clause (a)) or, (y) if the actions described in clause (x) would, in the judgment of the managing underwriter or underwriters, be insufficient to substantially eliminate the adverse effect that inclusion of the Registered Securities requested to be included would have on such offering, such Registered Securities will be excluded from such offering.

                  (c) WARRANT SHELF REGISTRATION  STATEMENT.  In connection
            with the Warrant Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Registered Securities, Showboat shall:

                      (i) use its best efforts to keep such Warrant Shelf Registration Statement continuously effective until 30 days after the expiration of the Warrants; upon the occurrence of any event that would cause any such Warrant Shelf Registration Statement or the Prospectus (which means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Warrant Shelf Registration Statement, as amended when it is or was declared effective)
              (A) to contain a material misstatement or omission or (B) not to be effective and usable for sale or resale of Registered Securities during the period required by this Agreement; Showboat shall file promptly an appropriate amendment to such Warrant Shelf Registration Statement, in the case of clause
              (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Warrant Shelf Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                      (ii) prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and post-effective amendments to the Warrant Shelf Registration Statement as may be necessary to keep the Warrant Shelf Registration Statement effective and usable for purposes stated in Section 13(a) until 30 days after the expiration of the Warrants; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Warrant Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Warrant Shelf Registration Statement or supplement to the Prospectus;

                      (iii) advise the holders of the Warrants and selling holders, if any, promptly and, if requested by such persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Warrant Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Warrant Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
              (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Warrant Shelf Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Registered Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Warrant Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Warrant Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Warrant Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registered Securities under state securities or Blue Sky laws, Showboat shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                      (iv) furnish to each of the selling holders before filing with the Commission, copies of any Warrant Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Warrant Shelf Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Warrant Shelf Registration Statement), which documents will be subject to the review of such holders for a period of at least five business days, and Showboat will not file any such Warrant Shelf Registration Statement or Prospectus or any amendment or supplement to any such Warrant Shelf Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling holder of Registered Securities covered by such Warrant Shelf Registration Statement shall reasonably object within five business days after the receipt thereof. A selling holder shall be deemed to have reasonably objected to such filing if such Warrant Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                      (v) promptly provide, prior to the filing of any document that is to be incorporated by reference into a Warrant Shelf Registration Statement or Prospectus, copies of such document to the selling holders and make Showboat's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling holders reasonably may request;

                      (vi) make available at reasonable times for inspection by the selling holders and any attorney or accountant retained by such selling holders, all financial and other records, pertinent corporate documents and properties of Showboat and cause Showboat's officers, directors and employees to supply all information reasonably requested by any such holder, attorney or accountant in connection with such Warrant Shelf Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                      (vii) if requested by any selling holders promptly incorporate in any Warrant Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registered Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after Showboat is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                      (viii) upon request, furnish to each holder of Warrants and selling holder, without charge, at least one copy of the Warrant Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                      (ix) deliver to each holder of Warrants and selling holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons reasonably may request; Showboat hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling holders in connection with the offering and the sale or resale of the Registered Securities covered by the Prospectus or any amendment or supplement thereto;

                      (x) enter into such agreements, and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registered Securities pursuant to the Warrant Shelf Registration Statement, all to such extent as may be reasonably requested by any selling holder of Registered Securities in connection with any sale or resale pursuant to the Warrant Shelf Registration Statement; and Showboat shall:

                      (A) upon request, furnish to each selling holder in such substance and scope as they reasonably may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Warrant Shelf Registration Statement, as amended:

                          (1) a certificate, dated the date of effectiveness of the Warrant Shelf Registration Statement, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of Showboat confirming, as of the date thereof any matters as such selling holders may reasonably request;

                          (2)  an opinion, dated  the date of effectiveness
                      of the Warrant Shelf Registration Statement as amended, of counsel for Showboat, covering such matters as such selling holders may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of Showboat, and representatives of the independent public accountants for Showboat in connection with the preparation of such Warrant Shelf Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of Showboat without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the Warrant Shelf Registration Statement, at the time such Warrant Shelf Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Warrant Shelf Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial or statistical data included in any Warrant Shelf Registration Statement or the related Prospectus; and

                          (3) a customary comfort letter, dated as of the date of effectiveness of the Warrant Shelf Registration Statement from Showboat's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings;

                      (B) deliver such other documents and certificates as may be reasonably requested by the selling holders to evidence compliance with clause (A) above and with any customary conditions contained in any agreement entered into by Showboat pursuant to this clause (x).

                  The provisions of this clause (x) shall  be applicable at
              each closing of a resale transaction, and if at any time the representations and warranties of Showboat contemplated in
              (A)(1) above cease to be true and correct, Showboat shall so advise the selling holders promptly and if requested by such persons, shall confirm such advice in writing;

                      (xi) prior to any public offering of the Registered Securities, cooperate with the selling holders and their counsel in connection with the registration and qualification of the Registered Securities under the securities or Blue Sky laws of such jurisdictions as the selling holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registered Securities covered by the Warrant Shelf Registration Statement; PROVIDED, HOWEVER, that Showboat shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Warrant Shelf Registration Statement, in any jurisdiction where it is not now so subject;

                      (xii) cooperate with the holders of the Warrants and the selling holders to facilitate the timely preparation and delivery of certificates representing the Registered Securities to be sold and not bearing any restrictive legends; and enable such Registered Securities to be in such denominations and registered in such names as such holders may request at least two business days prior to any sale or resale of the Registered Securities;

                      (xiii) use its best efforts to cause the Registered Securities covered by the Warrant Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the selling holders to consummate the disposition of such Registered Securities, subject to the proviso contained in clause (xi) above;

                      (xiv)  if  any fact or event contemplated  by  clause
              (b)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Warrant Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registered Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                      (xv) provide a CUSIP number for all Warrant Shares not later than the effective date of the Warrant Shelf Registration Statement and provide the Warrant holders with printed certificates for the Warrant Shares which are in a form eligible for deposit with the Depositary Trust Company;

                      (xvi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any selling holder or any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Warrant Shelf Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the consummation of the disposition of such Registered Securities;

                      (xvii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period beginning with the first month of Showboat's first fiscal quarter commencing after the effective date of the Warrant Shelf Registration Statement;

                      (xviii)  provide promptly to each holder upon request
              each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

                  Each selling holder agrees by acquisition of a Registered
            Security that, upon receipt of any notice from Showboat of the existence of any fact of the kind described in Section 13(b)(iii)(D), such holder will forthwith discontinue disposition of Registered Securities pursuant to the applicable Warrant Shelf Registration Statement until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 13(b)(xiv), or until it is advised in writing (the "Advice") by Showboat that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by Showboat, each such holder will deliver to Showboat (at Showboat's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registered Securities that was current at the time of receipt of such notice. If Showboat shall give any such notice, the time period regarding the effectiveness of such Warrant Shelf Registration Statement set forth above shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 13(b)(iii)(D) to and including the date when each selling holder covered by such Warrant Shelf Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 13(b)(xiv) or shall have received the Advice.

                  (d)  REGISTRATION EXPENSES.

                  All expenses  incident  to  Showboat's  performance of or
            compliance with this Agreement will be borne by Showboat, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings, if any, made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel, as may be required by the rules and regulations of the NASD));
            (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Warrants, Warrant Shares and printing of Prospectuses), messenger and delivery services and telephone calls; (iv) all fees and disbursements of counsel for Showboat and the selling holders of Registered Securities (which, in the case of such selling holders, shall be limited to one firm of attorneys);
            (v) all application and filing fees in connection with listing Warrants or Warrant Shares on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed pursuant to the requirements hereof; (vi) all fees and disbursements of independent certified public accountants of Showboat (including the expenses of any special audit and comfort letters required by or incident to such performance) and (vii) Showboat's internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit, rating agency fees and the fees and expenses of any person, including special experts, retained by Showboat.

                  (e)  INDEMNIFICATION.

                  (i) Showboat  shall  indemnify  and  hold  harmless  each
            selling holder, its directors, officers, and each person, if any, who controls such selling holder within the meaning of
            Section 15 of the Act or Section 20 of the Exchange Act, and each such person's officers and directors against any losses, claims, damages or liabilities, joint or several, to which each such person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (1) any untrue statement or alleged untrue statement of any material fact contained in (A) any Registration Statement, or any amendment thereto or any preliminary prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by or on behalf of Showboat or based upon information furnished by or on behalf of Showboat by its counsel or counsel to such selling holders specifically for the purpose of having same filed in any jurisdiction in order to qualify the Registered Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"); or

                  (2) the omission or alleged omission to state, in any Registration Statement or any amendment thereto, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, such selling holder and each such other person for any reasonable legal or other reasonable expenses incurred by such selling holder or such person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, Showboat will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or any amendment thereto, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to Showboat by the selling holder specifically for use therein; and PROVIDED, FURTHER, that the indemnity agreement contained in this Section 13(d) with respect to any preliminary prospectus shall not inure to the selling holder's benefit or to the benefit of any such other person in respect of any loss, claim, damage or liability asserted by a person who purchased the Registered Securities from the selling holder if a copy of the Prospectus (as the same may be amended or supplemented) was not sent or given to such person with or prior to written confirmation of the sale to such person and if the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (as the same may be amended or supplemented prior to such sale) and if the selling holder would not have been liable had a copy of the Prospectus (as the same may be amended or supplemented prior to such sale) been so sent or given, unless such failure to send or give the Prospectus is a result of non-compliance by Showboat with Section 13(b)(ix) hereof. This indemnity agreement will be in addition to any liability that Showboat may otherwise have to the indemnified parties. Showboat will not, without the prior written consent of the selling holders, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by the selling holders may be sought hereunder (whether or not the selling holder or any person who controls the selling holders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent to the entry of any judgment includes an unconditional release of the selling holders and each such other person from all
            liability   arising   out   of  such  claim,  action,  suit  or
            proceeding.

                  (ii)Each selling holder  will  severally  and not jointly
            indemnify and hold harmless Showboat and each of its directors and officers who signed any Registration Statement each person, if any, who controls Showboat within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which Showboat or any such director, officer or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any amendment thereto, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Registration Statement or any amendment thereto, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Showboat by such selling holder specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other reasonable expenses incurred by Showboat or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the such selling holder may otherwise have to the indemnified parties. Such selling holder shall not be liable under this Section 13(d) for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld. In no event shall the liability of any selling holder hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registered Securities giving rise to such indemnification obligation.

                  (iii)Promptly after receipt by an indemnified party under
            this Section 13(d) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 13(d), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party
            (1) will not relieve it from any liability under paragraph (i) or (ii) above unless it did not otherwise learn of such action and only if and to the extent that such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (2) will not, in any event, relieve the indemni-fying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (i) and (ii) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be enti-tled to participate therein and, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if (1) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (2) the parties in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (3) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or par-ties at the cost and expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 13(d) for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (1) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the selling holders in the case of paragraph (i) of this Section 13(d) or Showboat in the case of paragraph (ii) of this Section 13(d), representing the indemnified parties under such paragraph (i) or paragraph (ii), as the case may be, who are parties to such action or actions) or (2) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  (iv)In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 13(d) is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabili-ties (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Registered Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Showboat on the one hand, or any selling holder on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. Showboat and the selling holders agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the selling holders were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (iv). Notwithstanding any other provision of this paragraph (iv), none of the selling holders shall be obligated to make contributions hereunder that in the aggregate exceed the net proceeds received by such holder with respect to such holder's Registered Securities, less the aggregate amount of any damages that such holder has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph
            (iv), each person, if any, who controls any selling holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as each selling holder, and each director of Showboat, each officer of Showboat who signed any Registration Statement each person, if any, who controls Showboat within the meaning of
            Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as Showboat.

                  SECTION 14.  Regulatory Redemption of Warrants.

                  (a) Notwithstanding any other provision of this Warrant Agreement, each holder, by accepting the Warrants, shall be deemed to have agreed (to the extent permitted by applicable law) that if the Nevada Gaming Authorities or Gaming Authorities of any other jurisdiction into which Showboat or any of its subsidiaries may in the future expand (except as provided below in (e)) require that a person who is a holder or a beneficial owner of any of the Warrants must be licensed or found suitable under applicable gaming laws, such holder shall apply for a license or a finding of suitability within the required time period. The applicant for a license or finding of suitability must pay all costs of licensure or investigation for such finding of suitability. If such holder fails to apply or become licensed or is found unsuitable (a "Disqualified Holder"), Showboat has the right, at its option, (i) to require such holder to dispose of its Warrants or beneficial interest therein within 30 days of receipt of notice of Showboat's election or such earlier date as may be ordered by such Gaming Authorities or (ii) to redeem that holder's Warrants (the "Redemption"). The terms and conditions of such Redemption shall be as follows:

                  (i) the redemption price (the "Redemption  Price") of the
              Warrants to be redeemed shall be determined as of a date not more than 10 days prior to the Commencement Date (as defined below) in accordance with subsection (c) below;

                  (ii) Showboat shall give notice (the "Redemption Notice")
              on a date (the "Commencement Date") that is at least 30 days (or such shorter period of time as may be required by the appropriate gaming authority) and not more than 60 days prior to the date of the Redemption (the "Redemption Date");

                  (iii) Showboat shall provide the Warrant holder with notice of the Redemption at least 10 days before the Commencement Date; and

                  (iv) Showboat  shall  send, by first class mail, a notice
              of Redemption to each Disqualified Holder (as defined below), stating:

                       (A)that the Redemption  is  being  made  pursuant to
                          Section 14 of the Warrant Agreement;

                       (B)the  number of Warrants held by such Disqualified
                          Holder to be redeemed, the Redemption Price and the Redemption Date;

                       (C)that the Disqualified  Holder  whose Warrants are
                          to be redeemed pursuant to the Redemption will be required to surrender such Warrants to Showboat at the principal office of Showboat specified in the notice in order to be paid the Redemption Price therefor; and

                       (D)that, on the Redemption Date  and  payment of the
                          Redemption Price by Showboat as provided in paragraph (b) of this Section 14, the Warrants of the Disqualified Holder to be redeemed shall be cancelled and thereafter the holder shall have none of the rights afforded to holders of Warrants.
                  (b) On  or  prior to the Redemption Date, Showboat,  upon
            receipt of the Warrant Certificates for the Warrants to be redeemed from a Disqualified Holder, shall promptly mail or deliver to such Disqualified Holder a check in an amount equal to the aggregate Redemption Price of the Warrants redeemed by Showboat from such holder. Such Warrants shall be cancelled by Showboat and may not be reissued.

                  (c) Except  as  may  otherwise  be  required  by a Gaming
            Authority (as defined below), the Redemption Price for each Warrant to be redeemed shall be the Current Market Price (as defined below) of the Warrant Shares into which such Warrant is exercisable, less the Exercise Price. The "Current Market Price" of a Warrant Share on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Current Market Price shall be the fair market value of each Warrant Share on the date in question as determined in good faith by an investment banking firm of national standing.

                  (d) "Gaming Authority" shall mean any agency of Nevada or
            any other jurisdiction that has, or may at any time after the date of this Warrant Agreement have, jurisdiction over all or a portion of the gaming activities of Showboat or any of its subsidiaries, direct or indirect, or any successor to such authority.

                      "Gaming  License"  shall  mean any material  license,
            material franchise or other material approval or authorization on the date hereof or hereafter required to own, lease, operate or otherwise conduct gaming in the State of Nevada or any other jurisdiction in which Showboat or its subsidiaries, direct or indirect, conducts or proposes in good faith to conduct material gaming business, including any applicable liquor licenses.

                  (e) Showboat  shall  have  no  redemption  rights whether
            under this Section 14 or otherwise with respect to the Warrants, in the event that Showboat or any of its subsidiaries enters into a jurisdiction, other than Nevada, which requires holders or beneficial owners of equity securities such as the Warrants generally to be licensed or found suitable. This subsection (e) shall not effect the right of Showboat to effect a Redemption where such Redemption is triggered by Nevada licensing or suitability requirements, as described in subsection (a) of this Section 14.

                  SECTION 15. Representations and Warranties of Showboat. Showboat represents and warrants exclusively to DLJ Bridge that the statements contained in this Section 15 are true, correct and complete as of the date of this Agreement:
                  (1) Each of Showboat and its subsidiaries is a corporation duly organized, validly existing and in good
              standing   under   the   laws  of  the  jurisdiction  of  its
              incorporation;

                  (2) Each of Showboat and its subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required;

                  (3) Showboat has full corporate power and authority to execute and deliver each of this Agreement and any Warrants and Warrant Shares issued pursuant to this Agreement and to perform its obligations thereunder. This Agreement and any Warrants issued pursuant to this Agreement are duly authorized and constitute valid and legally binding obligations of Showboat, enforceable in accordance with their terms and conditions. Upon payment of the Exercise Price in accordance with the terms of this Agreement, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable.

                  (4) Showboat will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants;

                  (5) DLJ Bridge, upon receipt of this Agreement, will not be required to be licensed, qualify, or file any applications for suitability in any jurisdiction in which Showboat is currently, or may at any time in the future be, doing business, as the result of being the owner of any Warrant Shares.

                  SECTION 16. Notices to Showboat and Warrant Holder. Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on Showboat shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed to the office of Showboat expressly designated by Showboat as its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by Showboat), as follows:

                          Showboat, Inc.
                          2800 Fremont Street
                          Las Vegas, Nevada 89104
                          Attention:  Corporate Secretary
                          Telephone:  (702) 385-9141
                          Telecopier:  (702) 385-9163

                  with a copy to:

                          Kummer Kaempfer Bonner & Renshaw
                          3800 Howard Hughes Parkway, 7th Fl.
                          Las Vegas, Nevada 89109
                          Attention:  John N. Brewer, Esq.
                          Telephone:  (702) 792-7000
                          Telecopier:  (702) 796-7181

                  Any notice pursuant  to  this  Agreement  to  be given by
            Showboat to the registered holder(s) of any Warrant Certificate shall be sufficiently given or made when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until Showboat is otherwise notified in accordance with this Section by such holder) to such holder at the address appearing on the Warrant register of the Company:

                  Notice may also  be  given  by  either party by facsimile
            transmission (effective when receipt is acknowledged), by hand (effective at the time of delivery) or by overnight delivery service (effective the next business day).

                  SECTION 17. Supplements and Amendments. Showboat may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which Showboat may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates.

                  SECTION 18. Successors. All covenants and provisions of this Agreement by or for the benefit of Showboat and any Warrant holder(s) shall bind and inure to the benefit of its respective successors and assigns, including any subsequent holder of any Warrant, hereunder.

                  SECTION 19. Termination. This Agreement shall terminate at 5:00 p.m., New York City time on May 6, 1999. Notwithstanding the foregoing, this Agreement will terminate on any earlier date on which all Warrants have been exercised.

                  SECTION 20.  Governing  Law.   THIS  AGREEMENT  AND  EACH
            WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF NEVADA OR NEW JERSEY LAW, INCLUDING WITHOUT LIMITATION, THE NEVADA GAMING CONTROL ACT AND THE NEW JERSEY CASINO CONTROL ACT, AND THE REGULATIONS PROMULGATED THEREUNDER.

                  SECTION 21.  Benefits of This Agreement.  Nothing in this
            Agreement shall be construed to give to any person or corporation other than Showboat and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Showboat and the registered holders of the Warrant Certificates.

                  SECTION   22.  Counterparts.    This  Agreement  may   be
            executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
                                         A-10

                  IN WITNESS WHEREOF, the parties hereto  have  caused this
            Agreement to be duly executed, as of the day and year first above written.

                                          DLJ Bridge Finance, Inc.


                                          By: /s/ Robert Grien
                                          Name:  Robert Grien
                                          Title: Vice President








            Showboat, Inc.


            By:/s/ J. Kell Houssels, III
            Name: J. Kell Houssels, III
            Title:  President and Chief Executive Officer
                                         A-11
                                                                  EXHIBIT A

                              Form of Warrant Certificate

                                         [Face]
            No. _____                                              Warrants
                                  Warrant Certificate

                                     SHOWBOAT, INC.

                  This  Warrant  Certificate   certifies  that  DLJ  Bridge
            Finance, Inc., or its registered assigns, is the registered holder of 150,000 Warrants (the "Warrants") expiring May 6, 1999 to purchase shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Showboat, Inc., a Nevada corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City time on May 6, 1994, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $15.50 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the
            Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  No Warrant may  be  exercised  after  5:00 p.m., New York
            City time on May 6, 1999, and to the extent not exercised by such time, such Warrants shall become void.

                  Reference  is  hereby  made  to the further provisions of
            this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Warrant  Certificate shall be governed and construed
            in accordance with the internal laws of the State of New York.

                  EXERCISABLE ON OR BEFORE May 6, 1999

                                         A-12
                  IN  WITNESS  WHEREOF,  Showboat,  Inc.  has  caused  this
            Warrant Certificate to be signed by its President and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

            Dated:  __________ ___, 1994.

                                          Showboat, Inc.


                                          By:
                                                      President


                                          By:
                                                      Secretary

                                              (seal)


            Countersigned:

            DLJ Bridge Finance, Inc.



            By:
            Its:
                                         A-13
                              Form of Warrant Certificate

                                       [Reverse]

                  The  Warrants  evidenced by this Warrant Certificate  are
            part of a duly authorized issue of Warrants expiring May 6, 1999 entitling the holder on exercise to receive shares of Common Stock of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of May 6, 1994 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                  Warrants may be exercised at any time on or before May 6,
            1999.   The  holder  of  Warrants  evidenced  by  this  Warrant
            Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in lawful money of the United States of America at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

                  The Warrant Agreement provides  that  upon the occurrence
            of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

                  The  holders  of the Warrants  are  entitled  to  certain
            registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in the Warrant Agreement.

                  Warrant Certificates,  when  surrendered at the office of
            the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon  due presentation for registration  of  transfer  of
            this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company may deem  and  treat the registered holder(s)
            thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                                         A-14
                              Form of Election to Purchase

                       (To Be Executed Upon Exercise Of Warrant)

                  The undersigned hereby irrevocably elects to exercise the
            right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares (in lawful money of the United States of America) to the order of Showboat, Inc. in the amount of $_____ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of
            ___________________________,       whose       address       is
            ______________________________________, and that such shares be delivered to _______________________, whose address is _____________________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of __________________________, whose address is _______________________________, and that such Warrant Certificate be delivered to ________________________________, whose address is
            __________________________________________.


                                          ____________________________
                                          Signature:

            Date:  ____________________


                                          _____________________________
                                          Signature Guaranteed:

                                       EXHIBIT B

                          THIS SECURITY (OR ITS PREDECESSOR)  HAS  NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND IT MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR
                  (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                  THE ARTICLES OF INCORPORATION OF THE COMPANY AND PROVISIONS OF THE NEVADA GAMING CONTROL ACT, THE NEW JERSEY CASINO CONTROL ACT AND OTHER STATUTES IN JURISDICTIONS IN WHICH THE COMPANY IS DOING BUSINESS AND THE REGULATIONS PROMULGATED THEREUNDER, IMPOSE CERTAIN RESTRICTIONS ON REPORTING OR APPLICATION RESPONSIBILITIES ON THE OWNERS OF FIVE PERCENT OR MORE OF THE CAPITAL STOCK OF THE COMPANY AND EMPOWER THE BOARD OF DIRECTORS TO REDEEM CAPITAL STOCK UNDER CERTAIN CIRCUMSTANCES. THE COMPANY WILL FURNISH ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE ARTICLES OF INCORPORATION AND A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF ARE SUBJECT TO THE NEVADA GAMING CONTROL ACT AND THE
                  REGULATIONS OF THE NEVADA GAMING COMMISSION, THE NEW JERSEY CASINO CONTROL ACT AND THE REGULATIONS OF THE NEW JERSEY CASINO CONTROL COMMISSION, AND OTHER STATUTES AND REGULATIONS OF STATE REGULATORY AGENCIES IN JURISDICTIONS IN WHICH THE COMPANY IS DOING BUSINESS AND THE HOLDERS OF SUCH SECURITIES ARE, THEREFORE, SUBJECT TO THE JURISDICTION OF SUCH REGULATORY AGENCIES. THE EXERCISE OF SUCH SECURITIES MAY RESULT IN THE HOLDER OF SUCH SECURITIES BEING REQUIRED TO REPORT THEIR OWNERSHIP TO THE NEVADA GAMING COMMISSION, THE NEW JERSEY CASINO CONTROL COMMISSION OR OTHER REGULATORY AGENCIES OR THE COMPLETION OF APPLICATIONS FOR FINDINGS OF SUITABILITY.